EXHIBIT 99.1

NEWS RELEASE

Contact:	Deric Eubanks	Jordan Jennings	Joe Calabrese
	Chief Financial Officer	Investor Relations	Financial Relations Board
	(972) 490-9600	(972) 778-9487	(212) 827-3772

ASHFORD REPORTS THIRD QUARTER 2017 RESULTS
Assets Under Management $6.4 Billion at Quarter End
Adjusted EBITDA Increased 38%
Adjusted Net Income Per Share Increased 41%
Completed Investment in J&S Audio Visual

DALLAS, November 2, 2017 - Ashford Inc. (NYSE American: AINC) (the “Company”) today reported the following results and performance measures for the third quarter ended September 30, 2017. Unless otherwise stated, all reported results compare the third quarter ended September 30, 2017, with the third quarter ended September 30, 2016 (see discussion below). The reconciliation of non-GAAP financial measures is included in the financial tables accompanying this press release.

STRATEGIC OVERVIEW

•	High-growth, fee-based, low-capex business model

•	Diversified platform of multiple fee generators

•	Seeks to grow in three primary areas:

◦	Expanding the existing platforms accretively and accelerating performance to earn incentive fees

◦	Starting new platforms for additional base and incentive fees

◦
Investing in or incubating strategic businesses that can achieve accelerated growth through doing business with our existing platforms and by leveraging our deep knowledge and extensive relationships within the hospitality sector

•	Highly-aligned management team with superior long-term track record

•	Leader in asset and investment management for the real estate & hospitality sectors

FINANCIAL AND OPERATING HIGHLIGHTS

•
Net loss attributable to the Company for the third quarter of 2017 totaled $1.9 million, or $1.05 per diluted share, compared with a net loss of $0.3 million, or $0.49 per diluted share, in the prior year quarter. Adjusted net income for the third quarter was $3.8 million, or $1.65 per diluted share, compared with $2.7 million, or $1.17 per diluted share, in the prior year quarter, reflecting a growth rate of 44% and 41%, respectively.

•	Total revenue for the third quarter of 2017 was $19.3 million

•	Adjusted EBITDA for the third quarter was $4.5 million, reflecting a growth rate of 38% over the prior year quarter

•	At the end of the third quarter of 2017, the Company had approximately $6.4 billion of assets under management

•	As of September 30, 2017, the Company had corporate cash of $43.0 million

Ashford Reports Third Quarter Results

November 2, 2017

INVESTMENT IN J&S AUDIO VISUAL
On November 1, 2017, the Company acquired an 85% controlling interest in a privately held company that conducts the business of J&S Audio Visual in the United States, Mexico, and the Dominican Republic (“J&S”) for approximately $9.2 million in cash, $4.3 million of Ashford common stock, and $9.5 million in assumed debt (excluding transaction costs, working capital adjustments, and contingent consideration).

J&S provides an integrated suite of audio visual services, including show & event services, hospitality services, creative services, and design & integration, making J&S a leading single-source solution for their clients’ meeting and event needs. J&S currently has multi-year contracts in place with approximately 55 hotels and convention centers in addition to regular business representing over 2,500 annual events and productions, 500 venue locations, and 650 clients. J&S currently has contracts in place with only two hotels owned by Ashford’s advised REIT platforms.

PURE ROOMS UPDATE
In April 2017, the Company acquired a 70% controlling interest in Pure Rooms. Pure Rooms is a leading provider of hypo-allergenic hotel rooms in the United States. Pure Rooms utilizes state-of-the-art purification technology to create allergy-friendly guestrooms. Pure Rooms’ hypo-allergenic rooms are designed to provide a better night’s sleep for all guests, especially allergy sufferers. Pure Rooms’ patented 7-step purification process treats a room’s surfaces, including the air, and removes up to 99% of pollutants. Pure Rooms currently has contracts in place with 163 hotels (approximately 2,500 rooms) throughout the United States, including 42 hotels owned by Ashford’s advised REIT platforms. Revenues for the company have increased 41% year-to-date through the third quarter versus the prior year period.

OPENKEY UPDATE
Ashford currently owns a 44% interest in OpenKey. OpenKey is the universal, industry-standard smartphone App for keyless entry in hotel guestrooms. There have been several recent developments regarding OpenKey’s growth. First, deployments of their technology are quickly ramping up and are expected to reach an estimated 20,000 rooms deployed and an estimated 35,000 rooms under contract over the next 12-18 months. Additionally, sales demonstrations and signed contracts are at an all-time high with the third quarter surpassing the record-setting second quarter. In the third quarter, total revenues increased 80% compared to the second quarter 2017 and 167% compared to the third quarter last year.

FINANCIAL RESULTS
Net loss attributable to the Company for the third quarter of 2017 totaled $1.9 million, or $1.05 per diluted share, compared with a net loss of $0.3 million, or $0.49 per diluted share, for the third quarter of 2016. Adjusted net income for the third quarter of 2017 was $3.8 million, or $1.65 per diluted share, compared with $2.7 million, or $1.17 per diluted share, in the prior year quarter, reflecting a growth rate of 44% and 41%, respectively.

For purposes of calculating non-GAAP metrics for the quarter, the Company has added back $1.1 million of compensation expenses relating to the first and second quarter.

For the third quarter ended September 30, 2017, base advisory fee revenue was $10.9 million, including $8.6 million from Ashford Hospitality Trust, Inc. (NYSE:AHT) (“Ashford Trust” or “Trust”) and $2.3 million from Ashford Hospitality Prime, Inc. (NYSE:AHP) (“Ashford Prime” or “Prime”).

Adjusted EBITDA for the third quarter of 2017 was $4.5 million, compared with $3.2 million for the third quarter of 2016, reflecting a growth rate of 38%.

Ashford Reports Third Quarter Results

November 2, 2017

CAPITAL STRUCTURE
At the end of the third quarter of 2017, the Company had approximately $6.4 billion of assets under management from its managed companies, corporate cash of $43.0 million, no corporate level debt, no preferred equity, and 2.2 million fully diluted shares. The Company has a current fully diluted equity market capitalization of approximately $158 million.

QUARTERLY HIGHLIGHTS FOR ADVISED PLATFORMS

ASHFORD TRUST HIGHLIGHTS

•	Trust completed an underwritten public offering of 3,800,000 shares of 7.50% Series H Cumulative Preferred Stock at $25.00 per share.

•	Trust redeemed all of its issued and outstanding shares of 8.55% Series A Cumulative Preferred Stock and 1,564,353 shares of its 8.45% Series D Cumulative Preferred Stock.

•	Subsequent to quarter end, Trust redeemed an additional 379,036 shares of its 8.45% Series D Cumulative Preferred Stock.

•
Subsequent to quarter end, Trust refinanced a mortgage loan, secured by the Hilton Boston Back Bay, with an existing outstanding balance totaling approximately $95 million, with a new loan totaling $97 million.

•
Subsequent to quarter end, Trust refinanced a mortgage loan, secured by 17 hotels, with an existing outstanding balance totaling approximately $413 million, with a new loan totaling $427 million. The new loan is expected to result in annual interest savings of approximately $9.8 million.

ASHFORD PRIME HIGHLIGHTS

•
Prime refinanced a mortgage loan, secured by the Bardessono Hotel & Spa, with an existing outstanding balance totaling approximately $40 million, with a new loan totaling $40 million. The new loan is expected to result in annual interest savings of approximately $1 million.

•	Subsequent to quarter end, Prime announced plans to convert its Courtyard San Francisco Downtown hotel to an Autograph Collection property.

•	Subsequent to quarter end, Prime announced that it had completed the sale of its Marriott Plano Legacy hotel in Plano, Texas and is marketing for sale its Renaissance Tampa hotel in Tampa, FL.

“We are pleased with our operating results for the quarter and the continued execution on our growth strategy including closing our investment in J&S,” commented Monty J. Bennett, Ashford's Chairman and Chief Executive Officer. “We remain solely focused on maximizing value for our shareholders and are well positioned to opportunistically grow our business by accretively expanding our existing REIT platforms, adding additional investment platforms and investing in other hospitality-related businesses through which we can accelerate meaningful, profitable growth."

INVESTOR CONFERENCE CALL AND SIMULCAST
The Company will conduct a conference call on Friday, November 3, 2017, at 12:00 p.m. ET. The number to call for this interactive teleconference is (719) 457-2620. A replay of the conference call will be available through Friday, November 10, 2017, by dialing (719) 457-0820 and entering the confirmation number, 9031876.

The Company will also provide an online simulcast and rebroadcast of its third quarter 2017 earnings release conference call. The live broadcast of the Company’s quarterly conference call will be available online at the Company's web site, www.ashfordinc.com on Friday, November 3, 2017, beginning at 12:00 p.m. ET. The online replay will follow shortly after the call and continue for approximately one year.

Included in this press release are certain supplemental measures of performance which are not measures of operating performance under GAAP, to assist investors in evaluating the Company’s historical or future financial performance. These supplemental measures include adjusted earnings before interest, tax, depreciation and amortization (“Adjusted EBITDA”) and Adjusted Net Income. We believe that Adjusted EBITDA and Adjusted Net Income provide investors

Ashford Reports Third Quarter Results

November 2, 2017

and management with a meaningful indicator of operating performance. Management also uses Adjusted EBITDA and Adjusted Net Income, among other measures, to evaluate profitability and our board of directors includes these measures in reviews to determine quarterly distributions to stockholders. We calculate Adjusted EBITDA by subtracting or adding to net income (loss): interest expense, income taxes, depreciation, amortization, net income (loss) to noncontrolling interests, transaction costs, and other expenses. We calculate Adjusted Net Income by subtracting or adding to net income (loss): net income (loss) to noncontrolling interests, transaction costs, and other expenses. Our methodology for calculating Adjusted EBITDA and Adjusted Net Income may differ from the methodologies used by other comparable companies, when calculating the same or similar supplemental financial measures and may not be comparable with these companies. Neither Adjusted EBITDA nor Adjusted Net Income represents cash generated from operating activities as determined by GAAP and should not be considered as an alternative to a) GAAP net income (loss) as an indication of our financial performance or b) GAAP cash flows from operating activities as a measure of our liquidity nor are such measures indicative of funds available to satisfy our cash needs. The Company urges investors to carefully review the U.S. GAAP financial information as shown in our periodic reports on Form 10-Q and Form 10-K, as amended.

* * * * *

Ashford provides global asset management, investment management and related services to the real estate and hospitality sectors.

Follow Chairman and CEO Monty Bennett on Twitter at www.twitter.com/MBennettAshford or @MBennettAshford.

Ashford has created an Ashford App for the hospitality REIT investor community. The Ashford App is available for free download at Apple’s App Store and the Google Play Store by searching “Ashford.”

Forward Looking Statements

Certain statements and assumptions in this press release contain or are based upon "forward-looking" information and are being made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. These forward-looking statements are subject to risks and uncertainties. When we use the words "will likely result," "may," "anticipate," "estimate," "should," "expect," "believe," "intend," or similar expressions, we intend to identify forward-looking statements. Such statements are subject to numerous assumptions and uncertainties, many of which are outside Ashford's control.

These forward-looking statements are subject to known and unknown risks and uncertainties, which could cause actual results to differ materially from those anticipated, including, without limitation: general volatility of the capital markets and the market price of our common stock; changes in our business or investment strategy; availability, terms and deployment of capital; availability of qualified personnel; changes in our industry and the market in which we operate, interest rates or the general economy; the degree and nature of our competition; risks that Ashford will ultimately not pursue a transaction with Remington or Remington will reject engaging in any transaction with Ashford; if a transaction is negotiated between Ashford and Remington, risks related to Ashford’s ability to complete the acquisition on the proposed terms; the possibility that competing offers will be made; risks associated with business combination transactions, such as the risk that the businesses will not be integrated successfully, that such integration may be more difficult, time-consuming or costly than expected or that the expected benefits of the acquisition will not be realized; risks related to future opportunities and plans for the combined company, including uncertainty of the expected financial performance and results of the combined company following completion of the proposed acquisition; disruption from the proposed acquisition, making it more difficult to conduct business as usual or maintain relationships with customers, employees, managers or franchisors; and the possibility that if the combined company does not achieve the perceived benefits of the proposed acquisition as rapidly or to the extent anticipated by financial analysts or investors, the market price of Ashford’s shares could decline. These and other risk factors are more fully discussed in Ashford's filings with the Securities and Exchange Commission.

The forward-looking statements included in this press release are only made as of the date of this press release. Investors should not place undue reliance on these forward-looking statements. We are not obligated to publicly update or revise any forward-looking statements, whether as a result of new information, future events or circumstances, changes in expectations or otherwise.

ASHFORD INC. AND SUBSIDIARIES
CONSOLIDATED BALANCE SHEETS
(unaudited, in thousands, except share and per share amounts)

	September 30, 2017	December 31, 2016
ASSETS
Current assets:
Cash and cash equivalents	$44,561	$84,091
Restricted cash	11,109	9,752
Investments in securities	—	91
Prepaid expenses and other	1,073	1,305
Receivables	518	16
Due from Ashford Trust OP	11,705	12,179
Due from Ashford Prime OP	1,065	3,817
Other assets	128	—
Total current assets	70,159	111,251
Investments in unconsolidated entities	500	500
Furniture, fixtures and equipment, net	11,753	12,044
Deferred tax assets	630	6,002
Goodwill	813	—
Intangible assets, net	157	—
Total assets	$84,012	$129,797
LIABILITIES AND EQUITY
Current liabilities:
Accounts payable and accrued expenses	$12,059	$11,314
Due to affiliate	2,071	933
Due to Ashford Prime OP from AQUA U.S. Fund	—	2,289
Deferred compensation plan	202	144
Notes payable	340	—
Other liabilities	11,109	9,752
Total current liabilities	25,781	24,432
Accrued expenses	68	287
Deferred income	11,488	4,515
Deferred compensation plan	12,397	8,934
Notes payable, net	20	—
Total liabilities	49,754	38,168

Redeemable noncontrolling interests	251	179
Redeemable noncontrolling interest in subsidiary common stock	1,685	1,301
Equity:
Preferred stock, $0.01 par value, 50,000,000 shares authorized:
Series A cumulative preferred stock, no shares issued and outstanding at September 30, 2017 and December 31, 2016	—	—
Common stock, $0.01 par value, 100,000,000 shares authorized, 2,022,403 and 2,015,589 shares issued and outstanding at September 30, 2017 and December 31, 2016, respectively	20	20
Additional paid-in capital	242,830	237,796
Accumulated deficit	(210,988)	(200,439)
Total stockholders’ equity of the Company	31,862	37,377
Noncontrolling interests in consolidated entities	460	52,772
Total equity	32,322	90,149
Total liabilities and equity	$84,012	$129,797

ASHFORD INC. AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF OPERATIONS
(unaudited, in thousands, except per share amounts)

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2017	2016	2017	2016
REVENUE
Advisory services:
Base advisory fee	$10,868	$10,679	$32,599	$32,176
Incentive advisory fee	771	481	2,312	1,213
Reimbursable expenses	2,143	2,246	7,454	6,676
Non-cash stock/unit-based compensation	3,443	3,021	5,449	7,755
Other advisory revenue	132	—	146	—
Other	1,898	111	3,947	279
Total revenue	19,255	16,538	51,907	48,099
EXPENSES
Salaries and benefits	11,408	7,191	27,577	21,882
Non-cash stock/unit-based compensation	5,342	5,773	11,819	16,524
Depreciation and amortization	581	271	1,636	815
General and administrative	3,897	3,438	12,243	11,717
Impairment	—	—	1,072	—
Other	367	—	618	—
Total operating expenses	21,595	16,673	54,965	50,938
OPERATING INCOME (LOSS)	(2,340)	(135)	(3,058)	(2,839)
Realized gain (loss) on investment in unconsolidated entity	—	—	—	(3,601)
Unrealized gain (loss) on investment in unconsolidated entity	—	—	—	2,141
Interest expense and amortization of loan costs	(20)	—	(35)	—
Interest income	82	21	153	44
Dividend income	—	33	93	79
Unrealized gain (loss) on investments	—	287	203	1,182
Realized gain (loss) on investments	—	(728)	(294)	(7,071)
Other income (expense)	(5)	5	(26)	(144)
INCOME (LOSS) BEFORE INCOME TAXES	(2,283)	(517)	(2,964)	(10,209)
Income tax (expense) benefit	25	(575)	(9,248)	(560)
NET INCOME (LOSS)	(2,258)	(1,092)	(12,212)	(10,769)
(Income) loss from consolidated entities attributable to noncontrolling interests	102	486	267	6,852
Net (income) loss attributable to redeemable noncontrolling interests	4	(1)	4	6
Net (income) loss attributable to redeemable noncontrolling interest in subsidiary common stock	296	322	991	788
NET INCOME (LOSS) ATTRIBUTABLE TO THE COMPANY	$(1,856)	$(285)	$(10,950)	$(3,123)

INCOME (LOSS) PER SHARE - BASIC AND DILUTED
Basic:
Net income (loss) attributable to common stockholders	$(0.92)	$(0.14)	$(5.42)	$(1.55)
Weighted average common shares outstanding - basic	2,022	2,014	2,019	2,011
Diluted:
Net income (loss) attributable to common stockholders	$(1.05)	$(0.49)	$(5.82)	$(2.33)
Weighted average common shares outstanding - diluted	2,054	2,262	2,052	2,188

ASHFORD INC. AND SUBSIDIARIES
RECONCILIATION OF NET INCOME (LOSS) TO EBITDA AND ADJUSTED EBITDA
(unaudited, in thousands)

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2017	2016	2017	2016
Net income (loss)	$(2,258)	$(1,092)	$(12,212)	$(10,769)
(Income) loss from consolidated entities attributable to noncontrolling interests	102	486	267	6,852
Net (income) loss attributable to redeemable noncontrolling interests	4	(1)	4	6
Net (income) loss attributable to redeemable noncontrolling interest in subsidiary common stock	296	322	991	788
Net income (loss) attributable to the company	(1,856)	(285)	(10,950)	(3,123)
Interest expense and amortization of loan costs	12	—	21	—
Depreciation and amortization	574	267	1,617	802
Income tax expense (benefit)	(25)	575	9,248	560
Realized and unrealized (gain) loss on investment in unconsolidated entity (net of noncontrolling interest)	—	—	—	1,328
Net income (loss) attributable to redeemable noncontrolling interests	(4)	1	(4)	(6)
EBITDA	(1,299)	558	(68)	(439)
Equity-based compensation	1,893	2,753	6,348	8,769
Market change in deferred compensation plan	2,006	(494)	3,673	(1,178)
Transaction costs	483	310	2,313	1,180
Software implementation costs	54	49	148	954
Reimbursed software costs	(218)	—	(492)	—
Dead deal costs	—	—	—	63
Realized and unrealized (gain) loss on derivatives	—	56	41	103
Legal and settlement costs	323	—	478	—
Severance costs	88	—	170	—
Compensation adjustment	1,125	—	—	—
Adjusted EBITDA	$4,455	$3,232	$12,611	$9,452

ASHFORD INC. AND SUBSIDIARIES
RECONCILIATION OF NET INCOME (LOSS) TO ADJUSTED NET INCOME (LOSS)
(unaudited, in thousands, except per share amounts)

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2017	2016	2017	2016
Net income (loss)	$(2,258)	$(1,092)	$(12,212)	$(10,769)
(Income) loss from consolidated entities attributable to noncontrolling interests	102	486	267	6,852
Net (income) loss attributable to redeemable noncontrolling interests	4	(1)	4	6
Net (income) loss attributable to redeemable noncontrolling interest in subsidiary common stock	296	322	991	788
Net income (loss) attributable to the company	(1,856)	(285)	(10,950)	(3,123)
Depreciation and amortization	574	267	1,617	802
Net income (loss) attributable to redeemable noncontrolling interests	(4)	1	(4)	(6)
Equity-based compensation	1,893	2,753	6,348	8,769
Realized and unrealized (gain) loss on investment in unconsolidated entity (net of noncontrolling interest)	—	—	—	1,328
Market change in deferred compensation plan	2,006	(494)	3,673	(1,178)
Transaction costs	483	310	2,313	1,180
Software implementation costs	54	49	148	954
Reimbursed software costs	(218)	—	(492)	—
Dead deal costs	—	—	—	63
Realized and unrealized (gain) loss on derivatives	—	56	41	103
Legal and settlement costs	323	—	478	—
Restructuring income tax expense	(630)	—	7,803	—
Severance costs	88	—	170	—
Compensation adjustment	1,125	—	—	—
Adjusted net income (loss)	$3,838	$2,657	$11,145	$8,892
Adjusted net income (loss) per diluted share available to common stockholders	$1.65	$1.17	$4.81	$3.91
Weighted average diluted shares	2,322	2,277	2,316	2,276

ASHFORD INC. AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF OPERATIONS AND
RECONCILIATION OF NET INCOME (LOSS) TO EBITDA, ADJUSTED EBITDA AND ADJUSTED NET INCOME (LOSS) BY SEGMENT
(unaudited, in thousands, except per share amounts)

	Three Months Ended September 30, 2017				Three Months Ended September 30, 2016
	REIT Advisory	Hospitality Products & Services	Corporate/ Other	Ashford Inc. Consolidated	REIT Advisory	Hospitality Products & Services	Corporate/ Other	Ashford Inc. Consolidated
REVENUE
Advisory services:
Base advisory fee - Trust	$8,568	$—	$—	$8,568	$8,576	$—	$—	$8,576
Incentive advisory fee - Trust	452	—	—	452	—	—	—	—
Reimbursable expenses - Trust	1,673	—	—	1,673	1,515	—	—	1,515
Non-cash stock/unit-based compensation - Trust	4,392	—	—	4,392	1,887	—	—	1,887
Base advisory fee - Prime	2,300	—	—	2,300	2,103	—	—	2,103
Incentive advisory fee - Prime	319	—	—	319	481	—	—	481
Reimbursable expenses - Prime	470	—	—	470	731	—	—	731
Non-cash stock/unit-based compensation - Prime	(949)	—	—	(949)	1,134	—	—	1,134
Other advisory revenue - Prime	132	—	—	132	—	—	—	—
Other	998	900	—	1,898	84	27	—	111
Total revenue	18,355	900	—	19,255	16,511	27	—	16,538
EXPENSES
Salaries and benefits	—	713	8,367	9,080	—	332	6,976	7,308
Market change in deferred compensation plan	—	—	2,006	2,006	—	—	(494)	(494)
REIT non-cash stock/unit-based compensation expense	3,443	—	—	3,443	3,021	—	—	3,021
AINC non-cash stock/unit-based compensation expense	—	11	1,888	1,899	—	—	2,753	2,753
Reimbursable expenses	2,143	—	—	2,143	2,246	—	—	2,246
General and administrative	—	427	1,649	2,076	—	333	1,235	1,568
Depreciation and amortization	185	22	374	581	—	6	265	271
Other	—	367	—	367	—	—	—	—
Total operating expenses	5,771	1,540	14,284	21,595	5,267	671	10,735	16,673
OPERATING INCOME (LOSS)	12,584	(640)	(14,284)	(2,340)	11,244	(644)	(10,735)	(135)
Other	—	(25)	82	57	(30)	(12)	(340)	(382)
INCOME (LOSS) BEFORE INCOME TAXES	12,584	(665)	(14,202)	(2,283)	11,214	(656)	(11,075)	(517)
Income tax (expense) benefit	(4,543)	—	4,568	25	(4,051)	—	3,476	(575)
NET INCOME (LOSS)	8,041	(665)	(9,634)	(2,258)	7,163	(656)	(7,599)	(1,092)
(Income) loss from consolidated entities attributable to noncontrolling interests	—	102	—	102	—	82	404	486
Net (income) loss attributable to redeemable noncontrolling interests	—	296	4	300	—	322	(1)	321
NET INCOME (LOSS) ATTRIBUTABLE TO THE COMPANY	$8,041	$(267)	$(9,630)	$(1,856)	$7,163	$(252)	$(7,196)	$(285)
Interest expense and amortization of loan costs	—	12	—	12	—	—	—	—
Depreciation and amortization	185	15	374	574	—	—	267	267
Income tax expense (benefit)	4,543	—	(4,568)	(25)	4,051	—	(3,476)	575
Net income (loss) attributable to redeemable noncontrolling interests	—	—	(4)	(4)	—	—	1	1
EBITDA	12,769	(240)	(13,828)	(1,299)	11,214	(252)	(10,404)	558
Equity-based compensation	—	5	1,888	1,893	—	—	2,753	2,753
Market change in deferred compensation plan	—	—	2,006	2,006	—	—	(494)	(494)
Transaction costs	—	—	483	483	—	—	310	310
Software implementation costs	53	—	1	54	49	—	—	49
Reimbursed software costs, net	(218)	—	—	(218)	—	—	—	—
Realized and unrealized (gain) loss on derivatives	—	—	—	—	—	—	56	56
Legal and settlement costs	—	—	323	323	—	—	—	—
Severance costs	—	88	—	88	—	—	—	—
Compensation adjustment	—	—	1,125	1,125	—	—	—	—
Adjusted EBITDA	12,604	(147)	(8,002)	4,455	11,263	(252)	(7,779)	3,232
Interest expense and amortization of loan costs	—	(12)	—	(12)	—	—	—	—
Income tax benefit (expense)	(4,543)	—	4,568	25	(4,051)	—	3,476	(575)
Restructuring income tax expense, net	—	—	(630)	(630)	—	—	—	—
Adjusted net income (loss)	$8,061	$(159)	$(4,064)	$3,838	$7,212	$(252)	$(4,303)	$2,657
Adjusted net income (loss) per diluted share available to common stockholders (1)	$3.47	$(0.07)	$(1.75)	$1.65	$3.17	$(0.11)	$(1.89)	$1.17
Weighted average diluted shares	2,322	2,322	2,322	2,322	2,277	2,277	2,277	2,277
________
(1) The sum of the adjusted net income (loss) per diluted share available to common stockholders as calculated for the segments may differ from the consolidated total due to rounding.

ASHFORD INC. AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF OPERATIONS AND
RECONCILIATION OF NET INCOME (LOSS) TO EBITDA, ADJUSTED EBITDA AND ADJUSTED NET INCOME (LOSS) BY SEGMENT
(unaudited, in thousands, except per share amounts)

	Nine Months Ended September 30, 2017				Nine Months Ended September 30, 2016
	REIT Advisory	Hospitality Products & Services	Corporate/ Other	Ashford Inc. Consolidated	REIT Advisory	Hospitality Products & Services	Corporate/ Other	Ashford Inc. Consolidated
REVENUE
Advisory services:
Base advisory fee - Trust	$26,020	$—	$—	$26,020	$25,842	$—	$—	$25,842
Incentive advisory fee - Trust	1,356	—	—	1,356	—	—	—	—
Reimbursable expenses - Trust	5,902	—	—	5,902	4,641	—	—	4,641
Non-cash stock/unit-based compensation - Trust	7,748	—	—	7,748	4,535	—	—	4,535
Base advisory fee - Prime	6,579	—	—	6,579	6,334	—	—	6,334
Incentive advisory fee - Prime	956	—	—	956	1,213	—	—	1,213
Reimbursable expenses - Prime	1,552	—	—	1,552	2,035	—	—	2,035
Non-cash stock/unit-based compensation - Prime	(2,299)	—	—	(2,299)	3,220	—	—	3,220
Other advisory revenue - Prime	146	—	—	146	—	—	—	—
Other	2,349	1,598	—	3,947	252	27	—	279
Total revenue	50,309	1,598	—	51,907	48,072	27	—	48,099
EXPENSES
Salaries and benefits	—	1,759	21,179	22,938	—	1,015	20,915	21,930
Market change in deferred compensation plan	—	—	3,673	3,673	—	—	(1,178)	(1,178)
REIT non-cash stock/unit-based compensation expense	5,449	—	—	5,449	7,755	—	—	7,755
AINC non-cash stock/unit-based compensation expense	—	27	6,343	6,370	—	—	8,769	8,769
Reimbursable expenses	7,454	—	—	7,454	6,676	—	—	6,676
General and administrative	—	1,565	4,190	5,755	—	1,052	5,119	6,171
Depreciation and amortization	438	50	1,148	1,636	—	17	798	815
Impairment	1,041	—	31	1,072	—	—	—	—
Other	—	618	—	618	—	—	—	—
Total operating expenses	14,382	4,019	36,564	54,965	14,431	2,084	34,423	50,938
OPERATING INCOME (LOSS)	35,927	(2,421)	(36,564)	(3,058)	33,641	(2,057)	(34,423)	(2,839)
Other	(309)	(47)	450	94	(75)	(31)	(7,264)	(7,370)
INCOME (LOSS) BEFORE INCOME TAXES	35,618	(2,468)	(36,114)	(2,964)	33,566	(2,088)	(41,687)	(10,209)
Income tax (expense) benefit	(12,895)	—	3,647	(9,248)	(12,133)	—	11,573	(560)
NET INCOME (LOSS)	22,723	(2,468)	(32,467)	(12,212)	21,433	(2,088)	(30,114)	(10,769)
(Income) loss from consolidated entities attributable to noncontrolling interests	—	413	(146)	267	—	684	6,168	6,852
Net (income) loss attributable to redeemable noncontrolling interests	—	991	4	995	—	788	6	794
NET INCOME (LOSS) ATTRIBUTABLE TO THE COMPANY	$22,723	$(1,064)	$(32,609)	$(10,950)	$21,433	$(616)	$(23,940)	$(3,123)
Interest expense and amortization of loan costs	—	21	—	21	—	—	—	—
Depreciation and amortization	438	31	1,148	1,617	—	4	798	802
Income tax expense (benefit)	12,895	—	(3,647)	9,248	12,133	—	(11,573)	560
Realized and unrealized (gain) loss on investment in unconsolidated entity (net of noncontrolling interest)	—	—	—	—	—	—	1,328	1,328
Net income (loss) attributable to redeemable noncontrolling interests	—	—	(4)	(4)	—	—	(6)	(6)
EBITDA	36,056	(1,012)	(35,112)	(68)	33,566	(612)	(33,393)	(439)
Equity-based compensation	—	5	6,343	6,348	—	—	8,769	8,769
Market change in deferred compensation plan	—	—	3,673	3,673	—	—	(1,178)	(1,178)
Transaction costs	—	167	2,146	2,313	—	—	1,180	1,180
Software implementation costs	144	—	4	148	927	—	27	954
Reimbursed software costs, net	(523)	—	31	(492)	—	—	—	—
Dead deal costs	—	—	—	—	—	—	63	63
Realized and unrealized (gain) loss on derivatives	—	—	41	41	—	—	103	103
Legal and settlement costs	—	—	478	478	—	—	—	—
Severance costs	—	88	82	170	—	—	—	—
Adjusted EBITDA	35,677	(752)	(22,314)	12,611	34,493	(612)	(24,429)	9,452
Interest expense and amortization of loan costs	—	(21)	—	(21)	—	—	—	—
Income tax benefit (expense)	(12,895)	—	3,647	(9,248)	(12,133)	—	11,573	(560)
Restructuring income tax expense, net	—	—	7,803	7,803	—	—	—	—
Adjusted net income (loss)	$22,782	$(773)	$(10,864)	$11,145	$22,360	$(612)	$(12,856)	$8,892
Adjusted net income (loss) per diluted share available to common stockholders (1)	$9.84	$(0.33)	$(4.69)	$4.81	$9.82	$(0.27)	$(5.65)	$3.91
Weighted average diluted shares	2,316	2,316	2,316	2,316	2,276	2,276	2,276	2,276
________
(1) The sum of the adjusted net income (loss) per diluted share available to common stockholders as calculated for the segments may differ from the consolidated total due to rounding.

ASHFORD INC. AND SUBSIDIARIES
HOSPITALITY PRODUCTS & SERVICES
CONSOLIDATED STATEMENTS OF OPERATIONS AND
RECONCILIATION OF NET INCOME (LOSS) TO EBITDA, ADJUSTED EBITDA AND ADJUSTED NET INCOME (LOSS)
(unaudited, in thousands, except per share amounts)

	Three Months Ended September 30, 2017			Three Months Ended September 30, 2016
	Pure Rooms	OpenKey	Hospitality Products & Services	Pure Rooms	OpenKey	Hospitality Products & Services
REVENUE
Other	$828	$72	$900	$—	$27	$27
Total revenue	828	72	900	—	27	27
EXPENSES
Salaries and benefits	318	395	713	—	332	332
Equity based compensation	—	11	11	—	—	—
General and administrative	85	342	427	—	333	333
Depreciation and amortization	16	6	22	—	6	6
Other	341	26	367	—	—	—
Total operating expenses	760	780	1,540	—	671	671
OPERATING INCOME (LOSS)	68	(708)	(640)	—	(644)	(644)
Other	(10)	(15)	(25)	—	(12)	(12)
INCOME (LOSS) BEFORE INCOME TAXES	58	(723)	(665)	—	(656)	(656)
Income tax (expense) benefit	—	—	—	—	—	—
NET INCOME (LOSS)	58	(723)	(665)	—	(656)	(656)
(Income) loss from consolidated entities attributable to noncontrolling interests	(11)	113	102	—	82	82
Net (income) loss attributable to redeemable noncontrolling interests	—	296	296	—	322	322
NET INCOME (LOSS) ATTRIBUTABLE TO THE COMPANY	$47	$(314)	$(267)	$—	$(252)	$(252)
Interest expense and amortization of loan costs	7	5	12	—	—	—
Depreciation and amortization	11	4	15	—	—	—
EBITDA	65	(305)	(240)	—	(252)	(252)
Equity-based compensation	—	5	5	—	—	—
Transaction costs	—	—	—	—	—	—
Severance costs	88	—	88	—	—	—
Adjusted EBITDA	153	(300)	(147)	—	(252)	(252)
Interest expense and amortization of loan costs	(7)	(5)	(12)	—	—	—
Adjusted net income (loss)	$146	$(305)	$(159)	$—	$(252)	$(252)
Adjusted net income (loss) per diluted share available to common stockholders	$0.06	$(0.13)	$(0.07)	$—	$(0.11)	$(0.11)
Weighted average diluted shares	2,322	2,322	2,322	2,277	2,277	2,277

ASHFORD INC. AND SUBSIDIARIES
HOSPITALITY PRODUCTS & SERVICES
CONSOLIDATED STATEMENTS OF OPERATIONS AND
RECONCILIATION OF NET INCOME (LOSS) TO EBITDA, ADJUSTED EBITDA AND ADJUSTED NET INCOME (LOSS)
(unaudited, in thousands, except per share amounts)

	Nine Months Ended September 30, 2017			Nine Months Ended September 30, 2016
	Pure Rooms	OpenKey	Hospitality Products & Services	Pure Rooms	OpenKey	Hospitality Products & Services
REVENUE
Other	$1,458	$140	$1,598	$—	$27	$27
Total revenue	1,458	140	1,598	—	27	27
EXPENSES
Salaries and benefits	496	1,263	1,759	—	1,015	1,015
Equity based compensation	—	27	27	—	—	—
General and administrative	433	1,132	1,565	—	1,052	1,052
Depreciation and amortization	33	17	50	—	17	17
Other	592	26	618	—	—	—
Total operating expenses	1,554	2,465	4,019	—	2,084	2,084
OPERATING INCOME (LOSS)	(96)	(2,325)	(2,421)	—	(2,057)	(2,057)
Other	(20)	(27)	(47)	—	(31)	(31)
INCOME (LOSS) BEFORE INCOME TAXES	(116)	(2,352)	(2,468)	—	(2,088)	(2,088)
Income tax (expense) benefit	—	—	—	—	—	—
NET INCOME (LOSS)	(116)	(2,352)	(2,468)	—	(2,088)	(2,088)
(Income) loss from consolidated entities attributable to noncontrolling interests	40	373	413	—	684	684
Net (income) loss attributable to redeemable noncontrolling interests	—	991	991	—	788	788
NET INCOME (LOSS) ATTRIBUTABLE TO THE COMPANY	(76)	(988)	(1,064)	—	(616)	(616)
Interest expense and amortization of loan costs	14	7	21	—	—	—
Depreciation and amortization	23	8	31	—	4	4
Income tax expense (benefit)	—	—	—	—	—	—
EBITDA	(39)	(973)	(1,012)	—	(612)	(612)
Equity-based compensation	—	5	5	—	—	—
Transaction costs	167	—	167	—	—	—
Severance costs	88	—	88	—	—	—
Adjusted EBITDA	216	(968)	(752)	—	(612)	(612)
Interest expense and amortization of loan costs	(14)	(7)	(21)	—	—	—
Income tax benefit (expense)	—	—	—	—	—	—
Adjusted net income (loss)	$202	$(975)	$(773)	$—	$(612)	$(612)
Adjusted net income (loss) per diluted share available to common stockholders	$0.09	$(0.42)	$(0.33)	$—	$(0.27)	$(0.27)
Weighted average diluted shares	2,316	2,316	2,316	2,276	2,276	2,276